UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2012

APARTMENT TRUST OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101, Richmond, Virginia 23230

(Address of principal executive offices)

(Zip Code)

(804) 237-1335

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On Friday, July 13, 2012, the Board of Directors (the “Board”) of Apartment Trust of America, Inc. (the “Company”) elected by resolution for the Company to become subject to certain provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law (the “Governance Measures”). This election became effective immediately upon the acceptance for record of the Articles Supplementary by the State Department of Assessments and Taxation of Maryland on July 13, 2012.

The Governance Measures provide that:

(1) the Company’s corporate secretary may call a special meeting of stockholders only on the written request of the stockholders together holding at least a majority of the number of shares of stock of the Company at the time outstanding and entitled to vote with respect to the business to be transacted at the meeting; and

(2) a director may be removed by the stockholders of the Company only by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.

Prior to the adoption of the Governance Measures, (i) the Company’s secretary was required to call a special meeting of the stockholders upon the written request of the stockholders entitled to cast at least 10% of all votes entitled to be cast at the meeting; and (ii) a director of the Company could be removed from office only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors.

The Board believes that the adoption of the Governance Measures is advantageous to the Company because it will help to protect the Company’s stockholders from unsolicited, potentially coercive or abusive takeover tactics and efforts to acquire control of the Company at a price or on terms that are not in the best interests of all the Company’s stockholders.

A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles Supplementary of Apartment Trust of America, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT TRUST OF AMERICA, INC.

Dated: July 19, 2012	By:	/s/ Gustav G. Remppies
Name: Gustav G. Remppies
Title: President

Exhibit Index

Exhibit No.	Description

3.1	Articles Supplementary of Apartment Trust of America, Inc.